                                                                    Exhibit 99.1






                               INVIVO CORPORATION

     Condensed Consolidated Financial Statements and Accompanying Footnotes

          As of and for the Six Months Ended December 31, 2003 and 2002

                                   (Unaudited)

                                    CONTENTS

Condensed Consolidated Financial Statements (Unaudited)

         Condensed Consolidated Balance Sheets - As of December 31, 2003
              and June 30, 2003

         Condensed Consolidated Statements Of Income - For the six months ended December 31, 2003 and 2002

         Condensed Consolidated Statements Of Cash Flows - For the six months ended December 31, 2003 and 2002

Notes to Condensed Consolidated Financial Statements

INVIVO CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
As of December 31, 2003 and June 30, 2003
(Dollars in Thousands, Except Per Share Amounts)


                                                                          December 31,           June 30,
                                                                              2003                 2003
                                                                          ------------           --------

ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                                  $  1,095           $  1,275
  Short-term Investments                                                        8,573              8,258
  Trade accounts receivable, net                                               17,095             16,048
  Inventories:
    Raw materials                                                               7,165              5,121
    Work in process                                                             2,938              3,302
    Finished goods                                                              2,630              3,593
                                                                             --------           --------
                                                                               12,733             12,016
  Deferred income taxes                                                         2,053              1,913
  Prepaid expenses and other                                                      864                534
                                                                             --------           --------
    TOTAL CURRENT ASSETS                                                       42,413             40,044

Property, plant and equipment, net                                              6,802              6,859

INTANGIBLE AND OTHER ASSETS
  Goodwill                                                                     12,222             12,222
  Other assets                                                                    279                208
                                                                             --------           --------
    TOTAL ASSETS                                                             $ 61,716           $ 59,333
                                                                             ========           ========


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Current portion of long-term debt                                          $    113           $    113
  Accounts payable                                                              4,770              3,747
  Accrued expenses and other current liabilities                                6,686              7,208
Accrued Income Taxes                                                              760              1,709
Other Current Liabilities                                                         377                394
                                                                             --------           --------
    TOTAL CURRENT  LIABILITIES                                                 12,706             13,171

LONG-TERM DEBT, less current portion                                            1,294              1,351
DEFERRED INCOME TAXES                                                             714                714

Shareholders' equity:
  Common stock, $.01 par value; authorized shares
      totaling 20,000,000; issued and outstanding shares
      totaling 5,906,962 as of December 31, 2003 and 3,883,549
      as of June 30, 2003                                                          59                 39
  Additional paid-in capital                                                   18,524             17,863
  Retained earnings                                                            28,238             26,211
  Accumulated other comprehensive income (loss)                                   181                (16)
                                                                             --------           --------
Total Shareholders' equity                                                     47,002             44,097
                                                                             --------           --------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $ 61,716           $ 59,333
                                                                             ========           ========






See accompanying notes to condensed consolidated financial statements.

INVIVO CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED STATEMENTS OF INCOME
For the Six Months Ended December 31, 2003 and 2002
(Dollars in Thousands)



                                                  2003           2002
                                              -----------    -----------
Sales                                         $    33,240    $    23,377
Cost of goods sold                                 16,559         11,379
                                              -----------    -----------

      Gross profit                                 16,681         11,998

Operating expenses:
  Selling, general and administrative              11,702          8,559
  Research and experimental                         2,130          1,553
                                              -----------    -----------
      Total operating expenses                     13,832         10,112
                                              -----------    -----------
      Income from operations                        2,849          1,886

Other income (expense):
  Interest income                                      59            373
  Interest expense                                    (23)           (32)
  Other, net                                          (11)            29
                                              -----------    -----------

     Income before income taxes                     2,874          2,256
Income tax expense                                    846            702
                                              -----------    -----------
     Net income                               $     2,028    $     1,554
                                              ===========    ===========

Net income per share:
  Basic                                       $      0.35    $      0.23
                                              ===========    ===========
  Diluted                                     $      0.32    $      0.22
                                              ===========    ===========

Weighted average common shares outstanding:
  Basic                                         5,875,089      6,706,100
                                              ===========    ===========
  Diluted                                       6,249,544      7,029,366
                                              ===========    ===========



See accompanying notes to condensed consolidated financial statements.

INVIVO CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
For the Six Months Ended December 31, 2003 and 2002
(Dollars in Thousands)


                                                                  2003        2002
                                                                --------    --------
Cash flows from operating activities:
  Net Income                                                    $  2,028    $  1,554
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                  1,233         555
    Deferred income taxes                                           (140)       (217)
    Changes in operating assets and liabilities:
      Trade receivables                                             (918)     (1,204)
      Inventories                                                   (717)     (1,645)
      Prepaid expenses and other current assets                     (330)       (239)
      Accrued expenses                                              (522)        (70)
      Accounts payable                                             1,023         881
      Income taxes payable                                          (949)       (708)
      Other current liabilities                                      (17)       --
                                                                --------    --------

        Net cash provided by (used in) operating activities          691      (1,093)

Cash flows from investing activities:
  (Purchase) sale of short-term investments, net                    (246)      1,161
  Restricted cash                                                   --           165
  Capital expenditures                                            (1,177)       (775)
  Other assets                                                       (71)        (32)
                                                                --------    --------

        Net cash (used in) provided by investing activities       (1,494)        519

Cash flows from financing activities:
  Exercise of stock options                                          680         503
  Payments under long-term debt and capital leases                   (57)        (57)
                                                                --------    --------

        Net cash provided by financing activities                    623         446
                                                                --------    --------

Net (decrease) increase in cash and cash equivalents                (180)       (128)
Cash and cash equivalents at beginning of period                   1,275       1,006
                                                                --------    --------

Cash and cash equivalents at end of period                      $  1,095    $    878
                                                                ========    ========


See accompanying notes to condensed consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. GENERAL
     The consolidated balance sheets as of December 31, 2003 and June 30, 2003 and the related consolidated statements of income and cash flows for the six-month periods ended December 31, 2003 and 2002, of Invivo Corporation (the "Company") are unaudited. The consolidated financial statements reflect, in the opinion of management, all adjustments necessary to present fairly the financial position and results of operations as of and for the periods indicated. Interim results are not necessarily indicative of results for a full year.

     The financial statements and notes do not contain certain information included in the Company's annual consolidated financial statements and notes.

2. DEBT AND BANK BORROWINGS

     The Company renewed its $1,000,000 bank line of credit on January 1, 2003. The Company's revolving bank line of credit is unsecured. At December 31, 2003, $1,000,000 was available under the line of credit.

3. COMPREHENSIVE INCOME

     The components of comprehensive income, net of tax, are as follows:

                                                          Six Months Ended
                                                             December 31,
(in thousands)                                          2003             2002
                                                        ----             ----
Net income                                            $ 2,028          $ 1,554
Change in unrealized gain
  on short-term investments                                69               69
Change in foreign currency translation                    128               15
                                                      -------          -------
Comprehensive Income                                  $ 2,225          $ 1,638
                                                      =======          =======



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4. NET INCOME PER COMMON SHARE

     The following table presents the calculation for basic and diluted net income per common share:

                                                      Six Months Ended
                                                         December 31,
                                                 --------------------------
                                                    2003            2002
                                                 ----------      ----------
BASIC
      Weighted average common shares
        outstanding                               5,875,089       6,706,100
                                                 ==========      ==========
      Net income                                 $    2,028      $    1,554
                                                 ==========      ==========
      Basic net income per common share          $     0.35      $     0.23
                                                 ==========      ==========

DILUTED
      Weighted average common shares
        outstanding (basic)                       5,875,089       6,706,100
      Diluted stock options                         374,455         323,267
                                                 ----------      ----------
      Weighted average common shares
        outstanding (diluted)                     6,249,544       7,029,366
                                                 ==========      ==========

      Net income                                 $    2,028      $    1,554
                                                 ==========      ==========
      Diluted net income per common share        $     0.32      $     0.22
                                                 ==========      ==========

5. STOCK-BASED COMPENSATION DISCLOSURE

     The Company has established stock option plans to provide for the granting of stock options to employees (including officers and directors) at prices not less than the fair market value of the Company's common stock at the date of grant. Options vest ratably over four years and expire in ten years. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net income, as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of grant. In December 2002, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123. SFAS No. 148 amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements.


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     The following table illustrates the effect on net income and earnings per share for the interim periods presented if the Company had applied the fair value recognition provisions of SFAS No. 123, to stock-based employee compensation. The fair value of options issued under the plans was determined at the date of grant using a Black-Scholes option pricing model with the following assumptions: no dividend yield; volatility factor of the expected market price of the Company's stock of 78% and 77% for the six months ended December 31, 2003 and 2002, respectively; a forfeiture rate of 5%; a weighted-average expected life of options of five years; and risk-free interest rates of 2.96% and 3.10% for the six months ended December 31, 2003 and 2002, respectively. For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period.

                                                             Six Months Ended
(in thousands except per share data)                            December 31,
                                                            ------------------
                                                              2003       2002
                                                            -------    -------
Net income, as reported                                     $ 2,028    $ 1,554
Deduct:  Total stock based employee compensation
      expense determined under the fair value based
      method for all awards, net of related tax effects        (426)      (326)
                                                            -------    -------
Pro forma net income                                        $ 1,602    $ 1,228

Earnings per share:
      Basic - as reported                                   $  0.35    $  0.23
                                                            =======    =======
      Basic - pro forma                                     $  0.27    $  0.18
                                                            =======    =======

      Diluted - as reported                                 $  0.32    $  0.22
                                                            =======    =======
      Diluted - pro forma                                   $  0.26    $  0.17
                                                            =======    =======

6. ACQUISITION BY INTERMAGNETICS

     On December 17, 2003, Intermagnetics General Corporation announced their intention to acquire all the outstanding common stock of the Company. The deal was structured as an all cash transaction valued at $22.00 per share. The transaction closed on January 26, 2004.